UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2022

NEXTNAV INC.

(Exact name of registrant as specified in charter)

Delaware	001-40985	87-0854654
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1775 Tysons Blvd., 5th Floor McLean, Virginia	22102
(Address of principal executive offices)	(Zip Code)

(800) 775-0982

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NN	Nasdaq Capital Market
Warrants, each to purchase one share of Common Stock	NNAVW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8 - Other Events

Item 8.01 Other Events.

MetCom Arrangements

NextNav Inc. through its wholly-owned subsidiary, NextNav, LLC, a Delaware limited liability company (the “Company”) has entered into a series of agreements with its joint venture partner in Japan, MetCom Inc., a Japanese joint stock company (kabushiki kaisha) (“MetCom”), for the purpose of commercializing terrestrial positioning technology (both TerraPoiNT and Pinnacle) in Japan.

Beginning in April 2020, the Company entered into a series of agreements with MetCom for the purposes of commercializing NextNav’s TerraPoiNT technology (previously characterized as “Metropolitan Beacon System”, or “MBS”) on and through mobile communication devices in Japan (the “MetCom Project”) including an MBS Network Project and License Agreement and a Pre-Commercialization License and Equipment Sale Agreement (the latter for purposes of the “proof of concept” phase of the MetCom Project to bring TerraPoiNT to Japan). In the MetCom Project agreements, the Company made an initial investment in MetCom common shares as well as certain commitments concerning the licensing and commercial support for the MetCom Project and, in return, received its initial equity interest and Warrant. NextNav’s initial equity interest, in Common Shares, represented thirty-three percent (33%) ownership in MetCom and was purchased for $35,000, while its Warrant provided NextNav, after certain events, the option to acquire shares that, following exercise, would result in NextNav owning thirty-three percent (33%) of MetCom following anticipated future investment and concomitant dilution of NextNav’s ownership.

The MetCom Project requires MetCom to use commercially reasonable efforts to:

(i)	receive a commercial license for Japanese radio spectrum from Japan’s Ministry of Internal Affairs and Communications (“MIC”) for TerraPoiNT/MBS;

(ii)	provide an approved commercial deployment and operations plan (including equipment sources and staffing plans) for service provision Japan-wide;

(iii)	achieve commercial funding commitment for operations; and

(iv)	commercialize Pinnacle & TerraPoiNT technologies.

Following the Company’s licensing of its technology, in September 2020, each of Kyocera Communication Systems Co., Ltd. (“KCCS”), and Sony Network Communications Inc. (“Sony), invested in MetCom.

For the TerraPoiNT system, NextNav delivered infrastructure and subscriber equipment operating at US frequencies in early 2021 and supported MetCom in modifying this equipment to operate in candidate Japanese radio bands. As of mid-2022, the technical objectives of the TerraPoiNT “proof of concept” phase have been substantially completed and MetCom has shared these results with MIC as part of the Japanese spectrum license application process. MetCom is continuing to work with MIC on the next stages of the spectrum approval process.

In the event that MetCom is not allocated the MIC license for TerraPoiNT service as contemplated, either of the Company’s licenses to MetCom may be terminated, and subject to bankruptcy and insolvency events as set forth in the MBS Agreement. In the event of termination, the Company generally retains its equity and subscription rights except in the case of a termination event resulting from a Company breach, in which event MetCom may acquire the Company’s shares in MetCom at the subscription price paid by the Company, and the Company may no longer be able to exercise its warrants.

As of March 24, 2021, the Company and MetCom entered into the Z-Axis Project MOU for the commercialization by MetCom of a Pinnacle (Z-Axis) network in Japan and the preparatory work for such commercialization (“Japan Z-Axis Project”); Subsequently, on June 19, 2022, the Company and MetCom entered into the Pinnacle Commercial License Agreement, whereby the Company and MetCom agreed to deploy Pinnacle altitude station equipment in order to provide the Pinnacle service under the brand name Pinnacle in Japan. The deployment of the altitude station equipment and commencement of service under the Pinnacle Commercial License Agreement is subject to certain terms and conditions, including, but not limited to, the timing of the process of granting spectrum for TerraPoiNT services in Japan.

On July 15, 2022, the Company, pursuant to the terms of a Stock Investment Agreement (the “SIA”) with its joint venture partner MetCom closed the purchase of 333,334 shares of MetCom’s Class B2 (non-voting) Preferred Stock for the purchase price of JPY 450 per share (or the approximate total purchase price of $1.1 million). This investment was made in connection with a closing of Class B1 (voting) Preferred Stock and B2 (non-voting) Preferred Stock in MetCom made at the same per share price in an aggregate amount of approximately $5.9 million. The Company’s total ownership of MetCom consists of 702,334 shares representing ownership of fourteen and eight tenths percent (14.8%), prior to giving effect to unexercised convertible bonds from the B round or the Warrant. The other investors participating in the July 2022 investment round include the DRONE FUND III Investment Limited Partnership, KCCS, and Secom Co., Ltd.

In connection with the investment, the Company maintains a right through the issuance of a warrant (the “Warrant”) to the Company to obtain additional shares and convert under certain conditions into MetCom Class B1 Preferred Stock acquired upon exercise of the Company’s Warrant (for conversion under certain conditions to MetCom common stock), such that the Company may obtain an aggregate total of thirty-three percent (33%) of MetCom common stock on an “as-converted” basis. In addition, the Warrant requires the Company to exercise the Warrant, if vested in order to be exercised, prior to MetCom listing its stock publicly in Japan.

Forward-Looking Statements

This Form 8-K contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “forecast,” “intend,” “seek,” “target,” “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These statements, which involve risks and uncertainties, relate to analyses and other information that are based on forecasts of future results and estimates of amounts not yet determinable and may also relate to NextNav’s future prospects, developments and business strategies. In particular, such forward-looking statements include statements about NextNav’s position to drive growth in its 3D geolocation business and expansion of its next generation GPS platform, the business plans, objectives, expectations and intentions of NextNav, NextNav’s partnerships and the potential success thereof and NextNav’s estimated and future business strategies, competitive position, industry environment and potential growth opportunities. These statements are based on NextNav’s management’s current expectations and beliefs, as well as a number of assumptions concerning future events.

Such forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside NextNav’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions and other important factors include, but are not limited to: (1) the ability of NextNav to continue to gain traction in key markets and with notable platforms and partners, both within the U.S. and internationally; (2) the ability of NextNav to grow and manage growth profitably, maintain relationships with partners, customers and suppliers, including with respect to NextNav’s Pinnacle 911 solution and its TerraPoiNT network, and the ability to retain its management and key employees; (3) the ability of NextNav to maintain balance sheet flexibility and generate and effectively deploy capital in line with its business strategies; (4) the possibility that NextNav may be adversely affected by other economic, business and/or competitive factors (including the impacts of the ongoing COVID-19 coronavirus pandemic); and (5) other risks and uncertainties indicated from time to time in other documents filed with the Securities and Exchange Commission by NextNav, including Part I, Item 1A, “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2021. New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect us. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and NextNav undertakes no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 18, 2022

NEXTNAV INC.

By:	/s/ Christian D. Gates
Name:	Christian D. Gates
Title:	Chief Financial Officer